Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Supplement dated December 22, 2011 to the

Statement of Additional Information for the Fund, dated July 19, 2011

Effective immediately, the section labeled ARIEL INVESTMENTS, LLC on pages 37-38 of the Statement of Additional Information is deleted and replaced with the following:

ARIEL INVESTMENTS, LLC

Ariel Investments, LLC (“Ariel”) serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively. Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value up to $5 million, 0.35% on the next $10 million, 0.30% on the next $10 million, and 0.25% of such value in excess of $25 million for the Maxim Ariel Small-Cap Value Portfolio. Ariel receives compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value Portfolio and co-portfolio manager along with Timothy Fidler and Matthew F. Sauer for the Maxim Ariel Midcap Value Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the co-portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers	6	2,494.4	0	0	115	1,121.8	0	0	0	0	0	0
Timothy Fidler	1	42.5	0	0	71	415.9	0	0	0	0	0	0
Matthew Sauer	0	0	0	0	66	326.6	0	0	0	0	0	0

Material Conflicts of Interest Policy

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(i)        Base Salary.    Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(ii)        Discretionary Bonus Pool.    The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(iii)        Annual Incentive Award.    An annual incentive award is based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the funds’ success and meeting budgetary goals.

(iv)        Stock Grant.    Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(v)        Profit Sharing Plan.    A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ariel’s compensation methodology for the other portfolio managers consists of:

(1)        Base Salary.    Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel based on position responsibilities, years of service and contribution to long-term performance of the funds.

(2)        Discretionary Bonus Pool.    Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonus will consist of cash and mutual fund shares purchased by Ariel in the fund(s) managed by the portfolio manager. All members of Ariel’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel’s firm values.

(3)        Annual Stock Grants.    Portfolio managers may be awarded discretionary grants of stock in Ariel, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.

Effective immediately, Ralph Coutant no longer serves as a portfolio manager of the Maxim Small-Cap Value Portfolio. Therefore, all references to Ralph Coutant in the Statement of Additional Information are deleted.

This Supplement must be accompanied by, or read in conjunction with,

the current Statement of Additional Information for the Fund, dated July 19, 2011.

Please keep this Supplement for future reference.

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